SUPPLEMENT DATED JULY 15, 2002
                        TO THE JOINT PROXY STATEMENT OF
                MERRILL LYNCH MASSACHUSETTS MUNICIPAL BOND FUND
         AND THE PROSPECTUS OF MERRILL LYNCH MUNICIPAL BOND FUND, INC.
                            DATED FEBRUARY 9, 2002


         Merrill Lynch Massachusetts Municipal Bond Fund (the "Massachusetts Fund") is a series of Merrill Lynch Multi-State Municipal Series Trust ("Municipal Series Trust"). The special meeting of shareholders of the Massachusetts Fund, originally scheduled to be held on March 18, 2002, has been adjourned. The meeting is now scheduled to be held on July 24, 2002 at 11:00 a.m. at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey.

         The Board of Trustees of Municipal Series Trust and the Board of Directors of Merrill Lynch Municipal Bond Fund, Inc. ("Municipal Bond Fund") have approved an amendment to the Agreement and Plan of Reorganization, dated as of February 8, 2002, by and between Municipal Series Trust and Municipal Bond Fund. The amendment provides that if the Reorganization is approved with respect to the Massachusetts Fund, holders of Class C shares of the Massachusetts Fund will receive Class D shares of the National Portfolio of Municipal Bond Fund (the "National Portfolio") in that Reorganization instead of Class C shares of the National Portfolio. Class C shares are subject to an ongoing distribution fee and an ongoing account maintenance fee; however, Class D shares are subject to an ongoing account maintenance fee but are not subject to any distribution fees. As a result of the amendment, Class C shareholders of the Massachusetts Fund will not be subject to a higher distribution fee as shareholders of the National Portfolio after the Reorganization, and the separate vote of Class C shareholders of the Massachusetts Fund is therefore no longer required for approval of that Fund's Reorganization. Approval of the Reorganization with respect to the Massachusetts Fund, however, still requires the affirmative vote of two-thirds of the Massachusetts Fund's outstanding Class A, Class B, Class C and Class D shares, voting together as a single class, and the affirmative vote of two-thirds of the Massachusetts Fund's outstanding Class B and Class D shares, each voting separately as a class.

         Reference is made to the Joint Proxy Statement and Prospectus for more information about the Reorganization, including information about Municipal Bond Fund. Information about the annual operating expense ratio for Class D shares can be found in "Fee Table for Class D Shareholders" under the column headed "Pro Forma--Combined Fund" on pages 14-15.

         If you have any questions regarding the Reorganization, please contact Georgeson Shareholder at 1-866-515-0324.